UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

IVANHOE ELECTRIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 E. Rio Salado Parkway, Suite 130, Tempe, AZ	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 656-5821

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2025, the Company held its 2025 Annual Meeting of Stockholders (“2025 Annual Meeting”).  A total of 122,468,581 shares of common stock, representing approximately 92% of the shares outstanding and eligible to vote as of the close of business on April 8, 2025 (the “Record Date”) and constituting a quorum, were represented in person or by valid proxies at the 2025 Annual Meeting and the Company’s stockholders approved the following proposals:

•	The election of nine directors to serve until their successors are duly elected and qualified at the next annual meeting of stockholders, subject to their earlier death, resignation or removal;

•	To approve, on an advisory basis, the compensation of the Company’s executive officers;

•	The ratification of the selection of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•	To approve amendments to our certificate of incorporation to eliminate supermajority voting requirements.

The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Election of Directors
Robert Friedland	110,374,989	3,614,788	13,108	8,465,696
Taylor Melvin	113,799,375	178,247	25,263	8,465,696
Russell Ball	112,525,856	1,351,591	125,438	8,465,696
Sofia Bianchi	102,625,713	11,351,774	25,398	8,465,696
Hirofumi Katase	110,408,386	3,565,517	28,982	8,465,696
Patrick Loftus-Hills	112,509,232	1,466,599	27,054	8,465,696
Victoire de Margerie	112,575,193	1,400,860	26,832	8,465,696
Priya Patil	106,619,772	7,356,911	26,202	8,465,696
Ronald Vance	112,580,582	1,392,269	30,034	8,465,696
Advisory Vote on Executive Compensation	108,475,648	5,488,810	38,427	8,465,696
Ratification of Deloitte LLP	122,365,549	55,883	47,149	-
Approval of Amendment and Restatement of Certificate of Incorporation to Eliminate Supermajority Voting Provisions	113,907,712	76,950	18,223	8,465,696

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: June 5, 2025	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer

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